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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 28, 2025. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of members of the board of directors; (2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending September 28, 2025; and (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation.

All sitting director nominees were elected and Proposals (2) and (3) were approved. The final voting results are set forth below.

(1) The votes cast for, against or abstaining from, and the broker non-votes with respect to, the election of directors, were as follows:

Nominees	No. of Shares Voted For	% of Shares Cast For	No. of Shares Voted Against	% of Shares Cast Against	No. of Shares Abstaining	No. of Broker Non-Votes
Guillermo Diaz, Jr.	14,223,515	96.53	510,838	3.47	9,835	2,453,272
David L. Goebel	14,009,263	95.06	728,457	4.94	6,468	2,453,272
Madeleine A. Kleiner	13,882,752	94.78	764,852	5.22	96,584	2,453,272
Michael W. Murphy	14,113,696	95.76	624,891	4.24	5,601	2,453,272
James M. Myers	14,137,990	95.94	597,842	4.06	8,356	2,453,272
Enrique Ramirez	14,451,699	98.08	282,740	1.92	9,749	2,453,272
Vivien M. Yeung	14,446,040	98.03	290,452	1.97	7,696	2,453,272

(2) The votes cast for, against or abstaining from, with respect to, the ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending September 28, 2025, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	% of Shares Abstaining
16,543,483	96.2	636,520	3.7	17,457	0.1

(3) The votes cast for, against or abstaining from, and the broker non-votes with respect to the advisory vote to approve executive compensation were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	% of Shares Abstaining	No. of Broker Non-Votes
11,887,671	80.63	2,838,547	19.25	18,024	0.12	2,453,272

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

March 4, 2025	/s/ Lance Tucker
Lance Tucker
Interim Chief Executive Officer